EXHIBIT 10.08.2






                               AMENDMENT NO. 9 to the
                    TRAVELERS GROUP CAPITAL ACCUMULATION PLAN
                        (effective as of April 24, 1996)

The Travelers Group Capital Accumulation Plan is hereby amended in the following respects:

1. The definition of "Cause" which appears in Section 2(b) is hereby deleted in its entirety and replaced with the following:

     "(b) "Cause" shall mean (1) failure by a Participant to perform substantially his or her duties with the Company or a Subsidiary, after reasonable notice to the Participant of such failure; (2) conduct by a Participant that is in material competition with the Company or a Subsidiary or (3) conduct by a Participant that breaches his or her duty of loyalty to the Company or a Subsidiary, or that is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act constitutes "Cause" shall be made by the Committee."

2. The definition of "Disability" which appears in Section 2(e) is hereby deleted in its entirety and replaced with the following:

     "(e) "Disability" shall mean a disability that renders an individual unable to be occupied within his or her business or profession for a specified period of time, as determined by the Committee, or its designee."
3. The following new definition is hereby inserted and the subsequent definition sections shall be renumbered accordingly:

      (g) "Incremental Shares" shall have the meaning set forth in Section
6(i).

4. The definition of "Subsidiary" which appears in Section 2(o) is hereby deleted in its entirety and replaced with the following:

      "(o) "Subsidiary" means any entity at least one-half of whose outstanding voting stock, or beneficial ownership for entities other than corporations, is owned, directly or indirectly, by the Company, or which is otherwise controlled directly or indirectly by the Company."


5. Section 5(b) is hereby amended to delete the word "Participant" from the beginning of the first sentence thereof, and by substituting in its place the words "Section 16(a) Person". Section 5(b) is further amended by adding the following new sentence after the first sentence of such Section: "Unless the Committee determines otherwise, a Participant who is not a Section 16(a) Person shall not have any rights with respect to an award, unless or until such Participant has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Company."

6. Section 5(c)(ii) is hereby amended to add the words "or distributions" after the word dividends in the last sentence of such Section.

7. Section 5(d)(i) is hereby amended to delete the words "or Disability" from such Section and to add the following sentence at the end of such Section:

     "In the event of a Participant's Disability prior to the termination of employment, awards of Restricted Stock shall continue to vest as originally scheduled, provided (a) the Participant continues to meet the conditions prescribed by the Committee for determination of Disability and has not otherwise terminated his or her employment or (b) the Disability is discontinued and the Participant resumes employment upon the discontinuance of the Disability or, if applicable, the completion of any related leave of absence as permitted under the Company's policies governing family and medical leave."

8. Section 5(d)(ii) is hereby amended by adding the following words to the end of such Section:

     "as well as that portion of his or her annual compensation that had been paid in the form of Restricted Stock."

9. Section 5(d)(iv) is hereby deleted in its entirety and replaced with the following:

     "(iv) Upon Retirement, a Participant shall receive his or her Restricted Stock upon completion of the Restricted Period, unless the Committee determines that such Participant shall receive instead, a cash payment equal to the portion of his or her annual compensation that had been paid in Restricted Stock, without interest."

10.  Section 5 is hereby amended by adding the following new Subsection 5(f):

     "(f) In any instance where the vesting of an award of Restricted Stock or the vesting and/or exercisability of an Option or reload option extends past the date of termination of a Participant's employment, either pursuant to the terms of the Plan or by action of the Committee, the Restricted Stock as well as any rights of continued vesting and exercisability with respect to Options and reload options shall be forfeited, if, in the determination of the Committee, the Participant, at any time within any such remaining period of continued vesting or exercisability engages in any of the conduct described in subparagraphs (2) or (3) of the definition of "Cause" under this Plan. In addition, if, in the determination of the Committee, the Participant engages in any of the conduct described in subparagraph (3) of the definition of "Cause" under this Plan, while holding any Incremental Shares which remain subject to restrictions on transferability, at the option of the Committee, the Participant shall forfeit such Incremental Shares and receive instead a cash payment, without interest, equal to the original exercise price for the Option or reload option under which the Incremental Shares were issued, multiplied by the number of Incremental Shares forfeited.

11. Section 6(c) is hereby amended by deleting the words "Recipients of Options shall" at the beginning of the first sentence thereof and adding the following in replacement thereof:

     "In order to evidence the acceptance of an Option, the Committee may require, Recipients of Options to"

12. Section 6(f)(ii) is hereby deleted in its entirety and replaced with the following:

     "(ii) if such person shall cease to be such an officer or employee on account of an involuntary termination of employment for Cause, or on account of a voluntary termination of employment (which voluntary termination of employment is not considered to be "retirement" as provided in subsection (v) below or "Retirement" as defined above), all unvested and unexercised Options shall be forfeited on the last day of employment. If such person shall cease to be such an officer or employee on account of an involuntary termination (other than for Cause, and which is not considered to be "retirement" or "Retirement"), while holding a vested Option which has not expired and has not been exercised, such person may, for a period of thirty (30) days following termination of employment, but in no event after the Option has expired under the provisions of 6(b) hereof) exercise such Option with respect to any shares as to which he or she could have exercised the Option on the date he or she terminated employment;"

13. Section 6(f)(v) is hereby amended to add the following words after the words "with the Company or a Subsidiary" inside the first parenthetical of such
Section:

     ", or, with respect to persons who are not Section 16(a) Persons, after reaching a certain age and completing a certain number of years of service, as determined by the Committee."

14. Section 6(f)(vi) is hereby deleted in its entirety and replaced with the following:

     "(vi) If a Participant shall die or become Disabled within thirty (30) days of his or her involuntary termination of employment other than for Cause, vested Options (or vested portions thereof) which have not been exercised and have not expired or been forfeited may be exercised by the Participant or his or her executors, administrators, heirs or distributees, as the case may be, at any time within one (1) year after the date of such event, but in no event after the Option has expired;"

15. Section 6(h) is hereby amended by deleting the words "remaining shares" from the first sentence thereof and replacing them with the words "Incremental Shares", and by deleting the words "and shall otherwise be unrestricted" and replacing them with the words "and/or in the Plan".

16.  The following new Section 6(i) is hereby added:

     "The Incremental Shares issued as a result of the exercise of an Option may not be sold, assigned, pledged, hypothecated or otherwise transferred by the Participant, except as specifically permitted pursuant to
     Section 6(d) above, for a period of one (1) year following the date of exercise if no reload option is granted in connection with such exercise, or for a period of two (2) years if a reload option is granted in connection with such exercise, or such other shorter or longer periods of restriction on transferability as may be determined by the Committee. For purposes of the Plan, the term "Incremental Shares" shall mean those shares of Stock actually issued to a Participant upon the exercise of an Option. The number of Incremental Shares will equal the number of Option shares exercised minus the sum of (a) the number of shares of Stock surrendered by the Participant or sold by the Company on behalf of the Participant to pay the exercise price and (b) the number of shares of Stock withheld by the Company, at the Participant's election to pay the applicable withholding taxes arising as a result of the Option exercise."

17.  The following sentence is hereby added to the end of Section 7:

     "The Committee may delegate some or all of its authority over the administration of the Plan to any other committee, with approval by the Board, but only with respect to persons who are not Section 16(a) Persons."

18. Section 8 is hereby amended to insert the word "distribution" after the word "dividend" in the first sentence thereof.

19.  The following sentence is hereby added to the end of Section 9:

     "Subject to the foregoing limitations, the Committee shall have the authority to amend certain Plan provisions to the extent necessary to permit participation in the Plan by employees who are employed outside of the United States on terms and conditions which are comparable to those afforded to employees located within the United States."
                                       4

20.  Section 10(d) is hereby amended to insert the words "or as provided in
Section 6(d) above" within the parenthetical, after the words "except in the event of a Participant's death".

21. Section 10(e) is hereby amended to add the words "the Participant or" immediately before the words "the person exercising the Option" in clause (B) of the fourth sentence thereof.

22. The following new Sections 10(g), 10(h), 10(i), 10(j) and 10(k) are hereby added:

     "(g) Notwithstanding anything to the contrary contained herein, upon a "Change of Control" (defined below), the restrictions on each award of Restricted Stock shall immediately lapse, and all outstanding Options and reload options shall become immediately exercisable with respect to one hundred percent (100%) of the Stock subject thereto. "Change of Control" shall mean the occurrence of any of the following, unless such occurrence shall have been approved or ratified by at least a two-thirds (2/3) vote of the Continuing Directors (defined below): (A) any person within the meaning of Sections 13(d) and 14(d) of the 1934 Act, shall have become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of shares of stock of the Company having twenty five percent (25%) or more of the total number of votes that may be cast for election of the directors of the Company, or (B) there shall have been a change in the composition of the Board such that at any time a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the election of each new director who was not a director at the beginning of the period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period, or who were approved as directors pursuant to the provisions of this paragraph (the "Continuing Directors")."

     "(h) All claims and disputes between a Participant and the Company or any Subsidiary arising out of the Plan or any award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or the Subsidiary with whom the Participant is employed. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in accordance with the provisions of the Plan, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 10(h) shall be specifically enforceable under applicable law in any court having jurisdiction thereof."

     "(i) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware."

     "(j) No Stock or other securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable

     Federal, state and international securities statutes, rules and regulations. The appropriate officers of the Company or its Subsidiaries shall cause to be filed any reports, returns or other information regarding awards or Stock issued under the Plan as may be required by Section 13 or 15(d) of the 1934 Act or any other applicable statute, rule or regulation."

     "(k) If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law."

                                       6